UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2011

LUNA INNOVATIONS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52008	54-1560050
(Commission File No.)	(IRS Employer Identification No.)

1 Riverside Circle, Suite 400

Roanoke, Virginia 24016

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 540-769-8400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting of Stockholders of Luna Innovations Incorporated (the “Company”) held on May 24, 2011 (the “2011 Annual Meeting”), the Company’s stockholders approved the following two matters, as proposed in the proxy materials filed with the Securities and Exchange Commission on April 18, 2011.

Election of Directors

Michael W. Wise, Warner Dalhouse and John B. Williamson, III were elected as Class II directors of the Company to serve until the 2014 Annual Meeting of Stockholders as follows:

	For	Withhold

Michael W. Wise	8,477,716	232,088
Warner Dalhouse	7,988,205	721,599
John B. Williamson, III	8,023,486	686,318

Ratification of Selection of Independent Auditors

The ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved as follows:

For	Against	Abstain	Broker Non-Votes

11,805,228	538,641	16,836	0

Proxy Contest Settlement

As described in the Company’s Current Report on Form 8-K and the Company’s Definitive Additional Proxy Materials, each as filed on May 23, 2011, the Company entered into a letter agreement on May 18, 2011 (the “Settlement Agreement”) with Dr. Kent A. Murphy relating to, among other matters, the resolution of Dr. Murphy’s previously announced intention to nominate one or more directors for election to the Company’s Board of Directors (the “Board”) at the 2011 Annual Meeting. The Company estimates that it has incurred costs associated with this proxy solicitation and settlement (in excess of those normally spent for an annual meeting with an uncontested election of directors and excluding salaries and wages of its regular employees and officers) in the approximate amount of $250,000.

Item 8.01.	Other Events.

The Settlement Agreement contemplated that, immediately following the 2011 Annual Meeting, the Board would act to increase its size from eight (8) to nine (9) directors and appoint Dr. Ronald E. Carrier to the Board and the Nominating and Governance Committee of the Board. Under the terms of the Settlement Agreement, if Dr. Carrier indicated that he was not willing to serve on the Board, the Company would have no further obligation to expand the Board or make any such appointment. On the evening of May 23, 2011, Dr. Carrier notified the Company that he did not wish to serve on the Board and consequently the Board did not increase the size of the Board or appoint Dr. Carrier. The remainder of the Settlement Agreement continues in full force and effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2011	LUNA INNOVATIONS INCORPORATED

	By:	/s/ Talfourd H. Kemper, Jr.
Talfourd H. Kemper, Jr.
Vice President and General Counsel